August 21, 2000



                     NOTICE OF QUARTERLY REPURCHASE OFFER


Dear Limited Partner:

We filed the BMO Partners Fund LP under the Investment Company Act of 1940 on May 9, 2000. Thus the format and procedures for making withdrawals has changed slightly. Included with this letter is your response form for the Fund's quarterly repurchase offer, this is your opportunity to sell your units at their net asset value. If you do not wish to sell any units this quarter, no response is necessary.

This quarter, the Fund is offering to repurchase up to 25% of the outstanding units. The initial net asset value per unit, or "NAV", of the Fund on the filing date was $10.000. The NAV on June 30, 2000 was $10.349 per unit. The NAV comparable to the December 31, 1999 value of the Fund would have been $10.215. The amount that the Fund will actually pay for your units will be the NAV on September 30. The NAV fluctuates daily, and the NAV on September 30 could be lower than the NAV on the date you submitt your repurchase request. During the five business days preceding September 15, you may obtain the Fund's current NAV by calling Dan I. Abrams at 212-661-2640. Payment for units will be made no later than October 6.

If you would like to submit your units for repurchase, complete the Repurchase Request Form and return it to: BMO Partners Fund LP, 330 Madison Avenue, 31st Floor, Attn: Dan I. Abrams, New York, NY 10017. We must RECEIVE the completed form by 5 pm NY time on September 15, 2000. Neither the Fund nor Beck, Mack & Oliver LLC makes recommendations as to whether or not limited partners should sell their units.

You may modify or withdraw your repurchase agreement at any time prior to 5 pm NY time on September 15, 2000.

If limited partners tender more units than the 25% the Fund is offering to repurchase, the Fund may, but is not obligated to increase the number of units it will repurchase by up to 2% of the units outstanding on September 15, 2000.

If the Fund decided not to repurchase the additional 2%, or if the number of units tendered exceeds 25% plus the additional 2%, the Fund will repurchase tendered units on a pro rata basis. The Fund may, however, in its discretion accept all units tendered by persons who own, beneficially or of record,

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fewer than 100 units and who tender all of their units, before prorating the units tendered by other persons.

Note: The Fund may decide to suspend or postpone this offer: (i) for any period during which any market in which the securities owned by the Fund are principally traded is closed (other than customary weekend and holiday closings) or during which trading in such market is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of limited partners of the Fund.

If you have any questions please call Dan I. Abrams at 212-661-2640.

Sincerely,

BMO PARTNERS FUND LP




























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